AMENDMENT DATED JANUARY 16, 2026

TO THE CURRENTLY EFFECTIVE PROSPECTUS OF

THE FUNDS LISTED ON EXHIBIT A HERETO

(EACH A “FUND AND COLLECTIVELY THE “FUNDS”)

You should read this Amendment in conjunction with each Fund's Prospectus and retain it for future reference.

As of the date of this amendment, the section entitled “Appendix A: Waivers and Discounts Available from Certain Financial Intermediaries” of each Fund's Prospectus is amended as follows:

Robert W. Baird & Co. (“Baird”)

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

•Shares purchased within 90 days following a redemption from an PGIM Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•Shares bought due to returns of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of PGIM assets held by accounts within the purchaser’s household at Baird. Eligible PGIM assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of PGIM through Baird, over a 13-month period of time

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EXHIBIT A
Prudential Investment Portfolios, Inc.	PGIM Short Duration High Yield Income Fund
PGIM Balanced Fund	Prudential Investment Portfolios 16
PGIM Jennison Focused Value Fund	PGIM Income Builder Fund
PGIM Jennison Growth Fund	Prudential Investment Portfolios, Inc. 17
Prudential Investment Portfolios 3	PGIM Short Duration Multi-Sector Bond Fund
PGIM Jennison Focused Growth Fund	PGIM Total Return Bond Fund
PGIM Real Assets Fund	Prudential Investment Portfolios 18
PGIM Quant Solutions Large-Cap Value Fund	PGIM Jennison Energy Infrastructure Fund
PGIM Strategic Bond Fund	Prudential Global Total Return Fund, Inc.
Prudential Investment Portfolios 4	PGIM Global Total Return Fund
PGIM Muni High Income Fund	PGIM Global Total Return (USD Hedged) Fund
Prudential Investment Portfolios 5	Prudential Government Money Market Fund, Inc.
PGIM Jennison Diversified Growth Fund	PGIM Government Money Market Fund
PGIM Jennison Rising Dividend Fund	Prudential Jennison Blend Fund, Inc.
Prudential Investment Portfolios 6	PGIM Jennison Blend Fund
PGIM California Muni Income Fund	Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Investment Portfolios 7	PGIM Jennison Mid-Cap Growth Fund
PGIM Jennison Value Fund	Prudential Jennison Natural Resources Fund, Inc.
Prudential Investment Portfolios 8	PGIM Jennison Natural Resources Fund
PGIM Securitized Credit Fund	Prudential Jennison Small Company Fund, Inc.
PGIM Quant Solutions Large-Cap Index Fund	PGIM Jennison Small Company Fund
Prudential Investment Portfolios 9	Prudential National Muni Fund, Inc.
PGIM Absolute Return Bond Fund	PGIM National Muni Fund
PGIM Quant Solutions Large-Cap Core Fund	Prudential Sector Funds, Inc.
PGIM Real Estate Income Fund	PGIM Jennison Financial Services Fund
PGIM Select Real Estate Fund	PGIM Jennison Health Sciences Fund
Prudential Investment Portfolios, Inc. 10	PGIM Jennison Utility Fund
PGIM Jennison Global Equity Income Fund	Prudential Short-Term Corporate Bond Fund, Inc.
PGIM Quant Solutions Mid-Cap Value Fund	PGIM Short-Term Corporate Bond Fund
Prudential Investment Portfolios 12	Prudential World Fund, Inc.
PGIM Global Real Estate Fund	PGIM Emerging Markets Debt Hard Currency Fund
PGIM Jennison International Small-Mid Cap Opportunities	PGIM Emerging Markets Debt Local Currency Fund
Fund	PGIM Jennison Emerging Markets Equity Opportunities Fund
PGIM Jennison NextGeneration Global Opportunities Fund	PGIM Jennison Global Infrastructure Fund
PGIM Jennison Technology Fund	PGIM Jennison Global Opportunities Fund
PGIM Short Duration Muni Fund	PGIM Jennison International Opportunities Fund
PGIM US Real Estate Fund	PGIM Quant Solutions International Equity Fund
Prudential Investment Portfolios, Inc. 14	Target Portfolio Trust
PGIM Floating Rate Income Fund	PGIM Core Bond Fund
PGIM Government Income Fund	PGIM Quant Solutions Small-Cap Value Fund
Prudential Investment Portfolios, Inc. 15
PGIM High Yield Fund

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